EXECUTION VERSION

Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of February 20, 2024, by and among CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”), Lehigh Gas Wholesale Services, Inc., a Delaware corporation (“Services” and, together with the Partnership, the “Borrowers”), the Guarantors (as defined below) party hereto, each of the Lenders and L/C Issuers party hereto and Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, each of the entities listed on the signature pages hereto as a Guarantor (the “Guarantors” and, together with the Borrowers, collectively, the “Loan Parties”), the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Credit Agreement, dated as of April 1, 2019, as amended and restated by the Amendment and Restatement Agreement, dated as of March 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Credit Agreement”); and

WHEREAS, the Borrowers wish to make certain amendments to the Existing Credit Agreement and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent, the Collateral Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.
SECTION 2.
Amendment. Effective as of the First Amendment Effective Date (as defined below) the Existing Credit Agreement is hereby amended as follows:
2.1.
The following new definitions are hereby inserted in Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:

“Applegreen Purchase Agreement” means the Applegreen Asset Purchase Agreement, dated as of January 26, 2024, among CAPL Retail LLC, as buyer and Applegreen Midwest LLC and Applegreen Florida, LLC, as sellers, as in effect on the date thereof or amended in a manner not materially adverse to the Partnership and its Subsidiaries.

“First Amendment Effective Date” has the meaning specified in the First Amendment to Amended and Restated Credit Agreement, dated as of February 20, 2024, and relating to this Agreement.

2.2.
Clause (b)(ix) of the definition of “Consolidated EBITDA” appearing in Section 1.01 of the Existing Credit Agreement is hereby restated in its entirety to read as follows:

“(ix) early termination fees incurred in connection with the termination of contracts, including leases, in an aggregate amount (excluding lease termination fees payable under the Applegreen Purchase Agreement, which shall not be limited by, or use capacity under, the limitation set forth in this clause (ix)) not to exceed $15,000,000 in any four (4) quarter fiscal period,”

SECTION 3.
Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the date on which all such conditions are satisfied and/or waived, the “First Amendment Effective Date”):
3.1.
The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to it:
(a)
a duly executed and delivered counterpart of this Agreement signed by each Borrower, each other Loan Party party hereto and Lenders constituting the Required Lenders;
(b)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower or Guarantor (or, if applicable, the General Partner acting on behalf such Person) as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;
(c)
such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower and Guarantor is duly organized or formed, and, to the extent available for entities validly existing and in good standing in such jurisdiction, that each Borrower and each Guarantor is validly existing and in good standing in its jurisdiction of organization or formation; and
(d)
a certificate signed by a Responsible Officer of the Partnership certifying that the conditions specified in Section 3.2 below and Sections 4.02(a) and (b) of the Credit Agreement have been satisfied and attaching a true, correct and complete copy of the fully-executed Applegreen Purchase Agreement, which shall be reasonably satisfactory to the Administrative Agent and in full force and effect.
3.2.
The initial closing shall have occurred (or simultaneously with the execution and delivery hereof, shall occur) under and in accordance with the Applegreen Purchase Agreement.
3.3.
Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date (or on the First Amendment Effective Date, if agreed by the Borrowers), plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).
3.4.
The Administrative Agent and the Lenders shall have received, three (3) Business Days prior to the First Amendment Effective Date (so long as such documentation and information has been reasonably requested in writing by the Administrative Agent and the Lenders at least seven (7) Business Days prior to the First Amendment Effective Date), all documentation and other information about the Borrowers and the Guarantors that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

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Without limiting the generality of the provisions of Section 9.03(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

SECTION 4.
Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Agreement, each reference in the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.
SECTION 5.
Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Borrowers and each other Loan Party hereby represent and warrant to the Administrative Agent and each Lender as follows:
5.1.
Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Agreement and all documents and instruments delivered in connection herewith. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith, and this Agreement has been duly executed and delivered on behalf of such Loan Party.

5.2.
This Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law).

5.3.
No consent or authorization of, or filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any documents and instruments delivered in connection herewith, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4.
On the First Amendment Effective Date, both at the time of and immediately after giving effect to this Agreement, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

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SECTION 6.
Reference to and Effect upon the Credit Agreement.
6.1.
Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Existing Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrowers and the other Loan Parties party hereto hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

6.2.
The execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Existing Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

6.3.
From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 7.
Incorporation by Reference. The terms and provisions of Sections 10.10 (Counterparts; Integration; Effectiveness), 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Agreement mutatis mutandis as if fully set forth herein.

SECTION 8.
Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

PARTNERSHIP:

CROSSAMERICA PARTNERS LP
By: CrossAmerica GP LLC, its general partner

By: /s/ Charles M. Nifong, Jr.

Name: Charles M. Nifong, Jr

Title: President and Chief Executive Officer

SERVICES:

LEHIGH GAS WHOLESALE SERVICES, INC.

By: /s/ Charles M. Nifong, Jr.

Name: Charles M. Nifong, Jr.

Title: President and Chief Executive Officer

GUARANTORS:

LGP OPERATIONS LLC,

LEHIGH GAS WHOLESALE LLC,
EXPRESS LANE, INC.,
LGP REALTY HOLDINGS GP LLC,

MINNESOTA NICE HOLDINGS INC.,
ERICKSON OIL PRODUCTS, INC.,

FREEDOM VALU CENTERS, INC.,

PETROLEUM MARKETERS, INCORPORATED,

PM PROPERTIES, INC.,

CAP OPERATIONS, INC.,

NTI DROP DOWN ONE, LLC,
M & J OPERATIONS, LLC,

CAP WEST VIRGINIA HOLDINGS, LLC

By:	/s/ Charles M. Nifong, Jr.
	Name:	Charles M. Nifong, Jr.
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LGP REALTY HOLDINGS LP
By: LGP Realty Holdings GP LLC,
its general partner

By:	/s/ Charles M. Nifong, Jr.
	Name:	Charles M. Nifong, Jr.
	Title:	President and Chief Executive Officer

CAPL RETAIL LLC, CAPL JKM PARTNERS LLC, CAPL JKM HOLDINGS LLC, CAPL JKM WHOLESALE LLC, JOE’S KWIK MARTS LLC
By:	/s/ Charles M. Nifong, Jr.
	Name:	Charles M. Nifong, Jr.
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:

CITIZENS BANK, N.A., as Administrative Agent, as Collateral Agent and as a Lender and L/C Issuer

By: /s/ Cynthia Matje

Name: Cynthia Matje

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Atlantic Union Bank,
as a Lender

By: /s/ Matthew Sawyer

Name: Matthew Sawyer

Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.,
as a Lender

By: /s/ Richard R. Powell

Name: Richard R. Powell

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Capital One, National Association,
as a Lender

By: /s/ Paul Reutemann

Name: Paul Reutemann

Title: Duly Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMEND SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Fifth Third Bank, National Association,
as a Lender

By: /s/ Nate Calloway

Name: Nate Calloway

Title: Corporate Banking Association, Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMEND SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

JP Morgan Chase Bank, N.A.,
as a Lender

By: /s/ Jason R. Williams

Name: Jason R. Williams

Title: Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Manufacturers and Traders Trust Company,
as a Lender and L/C Issuer

By: /s/ Michael Zile

Name: Michael Zile

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

MUFG Bank, Ltd.,
as a Lender

By: /s/ Traci Bankston

Name: Traci Bankston

Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Raymond James Bank,
as a Lender

By: /s/ Mark Specht

Name: Mark Specht

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

TD Bank, N.A.,
as a Lender

By: /s/ Richard A. Zimmerman

Name: Richard A. Zimmerman

Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Truist Bank,
as a Lender

By: /s/ Lisa Garling

Name: Lisa Garling

Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Webster Bank, N.A.,
as a Lender

By: /s/ Samuel Pepe

Name: Samuel Pepe

Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A.,
as a Lender

By: /s/ Joshua Alesch

Name: Joshua Alesch

Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]